UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report June 22, 2001


                        BOUNCEBACKTECHNOLOGIES.COM, INC.

Minnesota                                0-22242                41-0950482
(State of other                  (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)


            707 Bienville Boulevard, Ocean Springs, Mississippi 39564
                     (Address of Principal Executive Office)


Registrant's telephone number, including area code (228) 872-5558














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Item 5.    Other Events

On June 22, 2001, the Registrant announced the relocation of BounceBack Media.com, Inc., a majority owned subsidiary of the registrant. A copy of the press release of the registrant is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

               7(c)  Exhibits

                    99 Press Release of BounceBackTechnologies.com, Inc. dated June 22, 2001



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 22, 2001                       BOUNCEBACKTECHNOLOGIES.COM, INC.


                                    (s) John J. Pilger
                                    -------------------------------
                                    John J. Pilger
                                    Chief Executive Officer


                                    (s) Noreen Pollman
                                    -------------------------------
                                    Noreen Pollman
                                    Secretary